SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2004

                         WAYNE SAVINGS BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                          0-23433                 31-1557791
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(State or other jurisdiction      (Commission File  No.)     (IRS Employer
of incorporation)                                            Identification No.)




151 N. Market St., Wooster, Ohio                                         44691
--------------------------------                                         -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

    (a)  Not applicable.
    (b)  Not applicable.
    (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

  99           Press release, dated August 17, 2004



Item 9.  Regulation FD Disclosure
         ------------------------


     On August 17, 2004, Wayne Savings Bancshares, Inc. issued a press release announcing the completion of the stock repurchase program. A copy of the press release dated August 17, 2004 is attached as Exhibit 99 to this report. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       WAYNE SAVINGS BANCSHARES, INC.


DATE:  August 19, 2004                 By: /s/ Charles F. Finn
                                           -------------------------------------
                                           Charles F. Finn
                                           President and Chief Executive Officer





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